BellBoyd & Lloyd LLC                                  THREE FIRST NATIONAL PLAZA
                                              70 WEST MADISON STREET, SUITE 3300
                                                    CHICAGO, ILLINOIS 60602-4207
                                                  312.372.1121  FAX 312.372-2098
STACY H. WINICK
DIRECT DIAL:  312 807-4255                                    OFFICES IN CHICAGO
swinick@bellboyd.com                                        AND WASHINGTON, D.C.





                                            February 26, 2002


         As counsel for Liberty-Stein Roe Funds Investment Trust (the "Trust"), we consent to the incorporation by reference of our opinions relating to the respective series of the Trust filed as the following exhibits to the following post-effective amendments ("PEAs") to the Trust's registration statement on Form N-1A, Securities Act File No. 33-11351:

                                                                                                  Exhibit
                                                        Date of           Date of                        to PEA
               Series                                   Opinion           Filing              No.          No.
               ------                                   -------           ------              ---          ---

Stein European Thematic Equity Fund                    12/22/00           12/22/00            i(2)          70
Stein Roe Global Thematic Equity Fund                  12/22/00           12/22/00            i(2)          70


In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                         Very truly yours,

                                                         BELL, BOYD & LLOYD LLC


                                                         By   /s/Stacy H. Winick
                                                              Stacy H. Winick